CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (Parenthetical) - USD ($)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
COMBINED AND CONSOLIDATED STATEMENTS OF LOSS AND COMPREHENSIVE LOSS
Interest expense on amount due to SINA	$ 0	$ 0	$ 2,838,000
Currency translation adjustments, tax	0	0	0
Change in unrealized loss from available-for-sale securities, tax	0	0	0
Reclassification adjustment for net loss included in net income (loss), tax	$ 0	$ 0	$ 0